UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2012

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 7, 2012, Public Service Electric and Gas Company (PSE&G) commenced its program for the issuance from time to time of PSE&G’s Secured Medium-Term Notes, Series H, due 1 year to 30 years from the date of issue (the “Secured Medium-Term Notes”). Any such issuance will be under PSE&G’s previously filed Registration Statement on Form S-3 (Registration No. 333-178133) (the “Registration Statement”) and the related Prospectus dated November 23, 2011 and the Prospectus Supplement dated May 7, 2012, each as may be amended from time to time.

PSE&G is filing herewith the following exhibits to the Registration Statement in connection with the commencement of the Secured Medium-Term Notes program:

•	Distribution Agreement, dated May 7, 2012, among PSE&G and the Agents named therein relating to the Secured Medium-Term Notes; and
•	Opinion of M. Courtney McCormick, General Corporate Counsel of PSE&G, as to the legality of the Secured Medium-Term Notes.

Item 9.01. Financial Statements and Exhibits

Exhibit 1-3	Distribution Agreement, dated May 7, 2012, among PSE&G and the Agents named therein relating to the Secured Medium-Term Notes.

Exhibit 5-1	Opinion of M. Courtney McCormick, General Corporate Counsel of PSE&G, as to the legality of the Secured Medium-Term Notes.

Exhibit 23-4	Consent of M. Courtney McCormick, General Corporate Counsel of PSE&G (included in Exhibit 5-1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: May 7, 2012

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